Associated Banc-Corp Investor Presentation FIRST QUARTER 2017

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. 1

1 – Retail banking locations in Wisconsin, Illinois and Minnesota and commercial financial offices in Indiana, Michigan, Missouri, Ohio, and Texas 2 – Last twelve months ended December 31, 2016 All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners OUR FRANCHISE 2 Headquartered in Green Bay, Wisconsin Largest bank headquartered in Wisconsin Serving over 1 million customers in over 100 communities across 8 states1 WI 69% 155 MN 7% 20 IL 24% 42 Deposits (%) and Branches Community, Consumer, and Business 33% Corporate and Commercial Specialty 59% Risk Management and Shared Services 8% Net Income 2016 Business Segment Deposits enhanced by affinity programs $29 billion in assets $1 billion revenue2 $20 billion of loans $22 billion of deposits Fourth Quarter 2016

ATTRACTIVE MIDWEST MARKETS

Large population base with a manufacturing-centric economy…

Midwest holds ~20% of the U.S. population[1] and ~30% of all U.S. manufacturing jobs[2]



U.S. Manufacturing Jobs
Midwest 30%
All other regions 70%

Several Midwestern states have unemployment rates[3] below the national average



3.6%
3.9%
4.0%
4.0%
4.4%
4.7%
4.9%
5.0%
5.7%
IA
MN
WI
IN
MO
U.S.
OH
MI
IL

Dark green bars denote ASB branch states

…supporting a strong employment base with less volatile real estate markets

Midwest Commercial Real Estate Price Index
is half as volatile[4]
as the Northeast regional index

Midwest Home Price Index
is half as volatile[5]
as the national average

Top U.S. Cities by Credit Score[6]

Rochester, MN…………	708
Mankato, MN………….	708
Minneapolis, MN………	707
Green Bay, WI…………	704
Wausau, WI……………	704

Green font denotes ASB branch markets

1 – U.S. Census Bureau, Annual Estimates of the Resident Population, 2016
2 – U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, December 2016 (preliminary)
3 – U.S. Bureau of Labor Statistics, Unemployment Rates by State, seasonally adjusted, December 2016 (preliminary)
4 – CoStar U.S. Regional Quarterly Index – Equal Weighted, December 1999 – December 2016
5 – FHFA All Transactions Home Price Index, Q4 1999 – Q3 2016
6 – Experian, 2016 State of Credit report, VantageScore is a registered trademark

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71% 65% 2011 2016 Federal Reserve Fully tax-equivalent $0.6 $0.7 $0.3 $0.4 2011 2016 Noninterest income Net interest income MANAGEMENT OUTLOOK 4 Growing Revenues Stabilizing Margin Improving Efficiency1 Expanding Bottom Line Well positioned for 2017 2015 2016 2011 2016 $0.9 billion $1.1 billion 2.84% 74% 2.80% 67% 1 – Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio $0.66 $1.26 Earnings per share Net interest margin

$1.8 $1.6 $1.5 $1.5 $1.4 $4.4 $4.6 $4.9 $5.5 $6.2 $3.4 $3.7 $4.0 $4.2 $4.7 $5.1 $5.8 $6.5 $7.0 $7.4 2012 2013 2014 2015 2016 Commercial & business Commercial real estate Residential mortgage Home equity & Other consumer POSITIONED FOR LOAN GROWTH 5 $19.7 $16.8 $18.3 $15.7 $14.7 ($ in billions) Commercial & Business  Core manufacturing-centric portfolio is complimented with specialty national businesses Commercial Real Estate  Well diversified by property type and geography Consumer  Recognized as Wisconsin’s largest mortgage lender for 8th straight year Upper Midwest focused portfolio  Year-over-year growth driven by IL, MN, and IN 1 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 5% Average Annual Loans 2012-2016 CAGR 10% 9% 9 Balanced growth across the portfolio Wisconsin 32% Illinois 26% Minnesota 11% Other Midwest1 13% Texas 5% Other 13% Chart excludes $0.4 billion Other consumer portfolio

Loan to Deposit Ratio $2.2 $1.8 $1.6 $1.6 $1.6 $1.1 $1.2 $1.2 $1.3 $1.4 $6.1 $7.3 $7.6 $9.2 $9.1 $2.1 $2.8 $3.0 $3.2 $3.8 $3.9 $4.2 $4.2 $4.5 $5.1 2012 2013 2014 2015 2016 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand 95% 90% 95% 92% 94% In 2016, nearly all of our growth came through our demand account relationships  Noninterest-bearing balances were up more than 10% from 2015 Our affinity programs and evolving mobile technology have proven to be effective POSITIONED FOR DEPOSIT GROWTH ($ in billions) $21.0 6 $19.9 $17.6 $17.4 $15.6 Focused on growing low cost deposits Average Annual Deposits Direct Depositors2 1 – Affinity debit cards as a percentage of active personal checking accounts, as of December 31, 2016 2 – Percentage of active personal checking accounts with at least one direct deposit of $500 or more during Q4 2016 65% Packers 23% Badgers 7% Brewers 7% Affinity Debit Cards1

600 650 700 750 800 850 2011 2012 2013 2014 2015 2016 2017 YTD FOCUSED ON CUSTOMER EXPERIENCE 7 ROBUST AFFINITY PROGRAMS OUTSTANDING CUSTOMER SERVICE CHALLENGER PHILOSOPHY MULTI-CHANNEL INITIATIVES Customer Approach J.D. Power U.S. Retail Banking Satisfaction Study2 1 – J.D. Power 2016 Certified Contact Center ProgramSM recognition is based on successful completion of an audit and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc 2 – J.D. Power U.S. Retail Banking Satisfaction Study; YTD 2017 reflects the Overall Satisfaction score for 3 of 4 quarterly waves Contact Center Recognition1

$46 $47 $47 $48 $50 $41 $46 $49 $49 $47 $16 $16 $13 $15 $22 $15 $15 $16 $15 $16 $47 $44 $44 $75 $81 2012 2013 2014 2015 2016 Card-based and other nondeposit fees Trust service fees Capital markets fees Brokerage and annuity commissions Insurance commissions All other fee categories GROWING FEE BUSINESSES ($ IN MILLIONS) $323 $316 $291 $329 $353 8 $47 $44 $44 $75 $81 2012 2013 2014 2015 2016 Strong Insurance Commissions growth driven by 2015 acquisition $72 $77 $78 $79 $85 2012 2013 2014 2015 2016 Robust Capital Markets, Trust and & Investments Solutions $46 $47 $47 $48 $50 2012 2013 2014 2015 2016 Expanding Card-based fees 2%

40% 25% 35% Deposit Repricing Fast moving Mixed Slow moving 65% 28% 7% Loans Repricing or Maturity Term < 1 year 1 - 10 years > 10 years Money market Interest-bearing demand Time Savings Noninterest-bearing demand $626 $646 $681 $676 $707 2012 2013 2014 2015 2016 Net interest income 3.30% 3.17% 3.08% 2.84% 2.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 POSITIONED FOR HIGHER INTEREST RATES STABILIZING MARGIN COMBINED WITH ASSET SENSITIVE PROFILE Net interest margin ($ in millions) 9 The Company recently announced a strategy to retain a larger proportion of 30-yr residential mortgages Effective beta of 0.5 Net Interest Income & Net Interest Margin Note: All amounts at or for the year ended Asset Sensitive Profile

INCREASING DISTRIBUTION EFFICIENCY

LESS BRANCH CENTRIC; MORE MOBILE AND ENHANCED 24/7 ACCESS



Deposits ↑ ~50% from 2007

Branches ↓ ~30% from 2007

Completed extensive branch revitalization & modernization 2012—2015

ATM transactions represent over 30% of all deposit and withdrawal activity[1]

ATM deposit transactions ↑ ~300% from 2012

In 2016, nearly 60% of all deposit and withdrawal activity[1] occurred outside our branches

Over 90% of our Corporate Banking customers' deposit activity[1] is executed via lockbox or remote deposit



Over 55% access online banking

Over 30% access mobile banking

Consumer deposit customers as of December 2016

Mobile deposits ↑ ~40% from 2015

[1] – Excludes ACH and wire transfer activity

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Enhanced Automation Operational Efficiencies Branch Consolidations Branch Staffing Initiatives OVERALL EXPENSE EFFICIENCY AUTOMATION AND INVESTMENTS ARE DRIVING BETTER EFFICIENCY OVER TIME Efficiency Drivers 1 – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio. 11 ~240 217 3.12% 2.46% 1.00% 1.50% 2.00% 2.50% 3.00% 180 190 200 210 220 230 240 250 260 2012 2013 2014 2015 2016 Branches (period end) Noninterest Expense / Average Assets 73% 71% 70% 70% 67% 71% 69% 69% 68% 65% 2012 2013 2014 2015 2016 Federal Reserve Fully tax-equivalent Efficiency Ratio1

$0.23 $0.45 2012 2016 Dividends per Common Share IMPROVING CAPITAL EFFICIENCY 12 172 150 2012 2016 Average Common Shares Outstanding Diluted millions 11.61% 11.46% 9.74% 9.52% 9.52% 2012 2013 2014 2015 2016 Common Equity Tier 11 Ratio $11.39 $12.78 2012 2016 Tangible Book Value per Common Share 4 Funding Organic Growth Paying a Competitive Dividend Non-organic Growth Opportunities Share Buybacks and Redemptions Capital Priorities 1 – Beginning January 1, 2015, the regulatory capital requirements effective for the Corporation follow Basel III, subject to certain transition provisions, and introduced a new regulatory measure of CET1. Prior to 2015, the regulatory capital requirements effective for the Corporation followed the Capital Accord of the Basel Committee on Banking Supervision ("Basel I"). CET1 prior to the Basel III requirements was calculated as Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities. Refer to the appendix for a reconciliation of common equity Tier 1.

Earnings Per Share Dividends Shareholder Gain Return on Average Common Equity Tier 12 35% 145% One Year Five Year 19% annualized TSR EXPANDING BOTTOM LINE 13 6.7% 9.9% 2011 2016 $0.04 $0.45 2011 2016 $0.66 $1.26 2011 2016 As of December 31, 2016 Growing Shareholder Wealth $245.40 $198.00 $226.50 $100.00 $150.00 $200.00 $250.00 2011 2012 2013 2014 2015 2016 Associated Banc-Corp S&P 500 Index S&P 400 Regional Banks Sub-Industry Index 1 – Compares the yearly percentage change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on the Corporation’s common stock with the cumulative total return of the S&P 500 Index and the S&P 400 Regional Banks Sub- Industry Index 2 – Refer to the appendix for a reconciliation of average common equity Tier 1 Total Shareholder Return Performance1 14% CAGR 62% CAGR

2017 OUTLOOK Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Stable to improving NIM trend, assuming additional Federal Reserve action to raise rates Fee Businesses  Improving fee-based and capital markets revenues  Declining mortgage banking  Increasing tax credit investment activity Expense Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio Capital & Credit Management  Continue to follow stated corporate priorities for capital deployment  Loan loss provision is expected to adjust with changes to risk grade, other indications of credit quality, and loan volume 14 This outlook reflects a similar economy to what we experienced in 2016 and includes our expectation of two interest rate increases in 2017. It does not reflect any changes to the regulatory environment or to corporate tax rates. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors.

LINE OF BUSINESS PROFILES

11.0% 10.5% Corporate and Commercial Specialty Community, Consumer, and Business Return on Average Allocated Capital BALANCED BUSINESS SEGMENTS 16 Community, Consumer, and Business Corporate and Commercial Specialty $376 $628 Corporate and Commercial Specialty Community, Consumer, and Business Revenue2 $ millions $16.1 $20.8 Corporate and Commercial Specialty Community, Consumer, and Business Average Footings1 $ billions 1 – Footings are the sum of average loans and deposits 2 – Revenue is the sum of net interest income and noninterest income  Corporate Banking  Commercial Real Estate  Consumer and Business Banking  Community Markets  Private Client and Institutional Services For the year ended December 31, 2016

Corporate Lending Specialized Lending Verticals Commercial Deposits and Treasury Management Capital Markets CORPORATE BANKING CORPORATE AND COMMERCIAL SPECIALTY SEGMENT 17 Creative, relationship-oriented teams build loyal, long-lasting client relationships  Corporate Lending serves large and complex customers, including Specialized Industries  Commercial Deposits and Treasury Management and Capital Markets provide products and solutions focused on customer needs and supported by high- touch, in-market service 2016 Highlights  Restructured Corporate Lending  Increased agented transactions  Capital markets revenues up ~50% from 2015  $12.1 billion in footings1  9 offices across 7 states  280 colleagues Manufacturing 18% Power & Utilities 13% Finance & Insurance 11% Real Estate 10% Oil & Gas 9% Wholesale Trade 9% Health Care and Soc. Assist., 5% Retail Trade 4% Profsnl, Scientific, and Tech Svs 4% Construction 3% Rental and Leasing Services 3% Other 11% Commercial and Business Lending2 Loan Composition by Industry 1 – Footings are the sum of average loans and deposits (as of December 2016) and reflect the restructuring of the Company’s commercial and business lending areas 2 – Total commercial and business lending loan outstandings as of December 31, 2016 Overview Business Units

COMMERCIAL REAL ESTATE CORPORATE AND COMMERCIAL SPECIALTY SEGMENT 18 Local experienced teams create custom real estate financing solutions  Term, acquisition, construction and interim-bridge financing  Deposit and cash management solutions  Specialized financial services including loan syndications and interest rate risk management 2016 Highlights  Closed over $2.5 billion of new loan commitments  Top bookrunner for CRE transactions < $100 million3  Nearly 80% of credit customers also have a non-credit relationship Multi-Family 29% Retail 26% Office / Mixed Use 20% Industrial 9% 1-4 Family Construction 7% Hotel / Motel 4% Other 5% Commercial Real Estate Lending2 Loan Composition by Property Type 1 – Footings are the sum of average loans and deposits as of December 2016 2 – Total commercial real estate lending loan outstandings as of December 31, 2016 3 – Rank by number of deals less than or equal to $100 million (equal credit to all bookrunners), Thomson Reuters League Table Results  $5.5 billion in footings1  11 offices across 8 states  110 colleagues Overview CRE Lending Real Estate Investment Trusts CRE Syndications CRE Tax Credits Business Units

CONSUMER AND BUSINESS BANKING

COMMUNITY, CONSUMER, AND BUSINESS SEGMENT

Business Units Serving Metro Markets

Branch Banking	Business Banking	Residential Lending	Payments and Direct Channels

Overview

- $14.4 billion in footings[1]
- 157 branches
- 1,800 colleagues

Full range of banking servicing individuals and small business owners

- **Retail Banking** provides best-in class customer experience across branches and digital channels
- **Residential Lending** offers residential mortgages and home equity lines of credit through direct and third party channels
- **Business Banking** provides a comprehensive suite of financial and risk management solutions to business customers with $10 million or less in annual revenue

2016 Highlights

- Improving retail banking satisfaction scores
- Wisconsin's #1 mortgage lender for 8th straight year
- Strong online and digital payments adoption

Mobile Deposits
% of total consumer deposits



8%
8%
9%
9%
13%
13%
14%
15%
16%
Launched mobile deposit technology
Q414
Q115
Q215
Q315
Q415
Q116
Q216
Q316
Q416

[1] – Footings are the sum of average loans and deposits (as of December 2016) and reflect both the restructuring of the Company's commercial and business lending areas and the Northern Wisconsin community market

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COMMUNITY MARKETS COMMUNITY, CONSUMER, AND BUSINESS SEGMENT 20 Localized approach ensures the customer experience is at the forefront of decisions and actions  Virtual community banks with our full suite of financial and risk management solutions in midsize markets  Community market presidents are positioned as active community partners and financial leaders  Strategy is intended to build on our strong deposit market share in select midsize markets 2016 Highlights  Improving retail banking satisfaction scores  Private Banking added $30 million of footings  Improving residential mortgage production  Continuing deposit growth  $3.6 billion in footings1  60 branches  420 colleagues Overview Rochester La Crosse Peoria Southern Illinois Northern Wisconsin Branch Banking Commercial Banking Residential Lending Private Banking Business Units Serving Midsize Markets Rockford Eau Claire Central Wisconsin 1 – Footings are the sum of average loans and deposits (as of December 2016) and reflect both the restructuring of the Company’s commercial and business lending areas and the Northern Wisconsin community market

PRIVATE CLIENT AND INSTITUTIONAL SERVICES COMMUNITY, CONSUMER, AND BUSINESS SEGMENT 21 Market-based teams are comprised of specialists  Private Client Services offers a suite of services tailored to the unique needs of high-net-worth clients  Institutional Services works with businesses and other entities to provide strategic, customized employee benefits, retirement plan services, business insurance and HR solutions Insurance Commissions Property & Casualty 28% Employee Benefits 68% Other2 4% 2011 2012 2013 2014 2015 2016 Assets Under Management $ billions $5.6 $6.5 $7.4 $8.0 $7.7 $8.3  $2.6 billion in footings1  $8 billion assets under management (AUM)  700 colleagues Overview 1 – Footings are the sum of average loans and deposits as of December 2016 2 – Includes HR consulting, RIA for retirement plans, and individual life insurance 2016 Highlights  AUM grew 7% from 2015  Insurance commissions up 7% from 2015  Rebranded insurance business to Associated Benefits and Risk Consulting Business Units Private Banking Personal Trust Asset Management Retirement Plan Services Associated Benefits and Risk Consulting Associated Investment Services Balances for the year ended 2016: $81 million

APPENDIX

$253 $185 $177 $158 $128 $20 $147 2012 2013 2014 2015 2016 Oil and Gas 1.9% 1.7% 1.5% 1.5% 1.4% 5.6% 5.7% 2012 2013 2014 2015 2016 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY – ANNUAL TRENDS ($ IN MILLIONS) $361 $235 $190 $178 $276 $124 $75 2012 2013 2014 2015 2016 Oil and Gas $84 $39 $15 $30 $6 2012 2013 2014 2015 2016 Oil and Gas Potential Problem Loans – Year End Nonaccrual Loans – Year End Net Charge Offs Allowance to Total Loans / Oil and Gas Loans $302 $351 $178 $275 23 $65 $59 Note: All amounts at or for the year ended

Commercial & Business Lending $7.4 billion Residential Mortgage $6.3 billion Wisconsin 28% Illinois 16% Minnesota 8% Texas3 11% Other Midwest2 9% Other 28% Wisconsin 32% Illinois 26% Minnesota 11% Other Midwest2 13% Texas 5% Other 13% East Texas North Louisiana Arkansas 19% Mid- Continent (primarily OK & KS) 14% South Texas & EagleFord 14% Rockies 13% Permian 13% Gulf Coast 8% Gulf Shallow 6% Marcellus Utica Appalachia 4% Bakken 1% Other (Onshore Lower 48) 8% Oil and Gas Lending $0.7 billion Commercial Real Estate Lending $5.0 billion Home Equity $0.9 billion Wisconsin 33% Illinois 42% Minnesota 14% Other Midwest2 10% Other 1% Wisconsin 28% Illinois 23% Minnesota 11% Other Midwest2 24% Texas 3% Other 11% Wisconsin 68% Illinois 18% Minnesota 13% Other Midwest2 1% Other <1% 1 – Excludes $0.4 billion Other consumer portfolio 2 – Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa 3 – Principally reflects the oil and gas portfolio LOANS BY GEOGRAPHY OUTSTANDINGS AS OF DECEMBER 31, 2016 24 Total Loans1

OIL AND GAS UPDATE $608 $477 $451 $398 $446 $124 $150 $176 $171 $75 $20 $129 $129 $127 $147 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Pass Potential Problem Loans Nonaccrual $752 $756 $756 $696 $668 Period End Loans by Credit Quality Oil and Gas Allowance $42 $49 $42 $38 $38 5.6% 6.5% 5.6% 5.5% 5.7% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans ($ in millions) ($ in millions) 25 Total O&G Portfolio Year end December 31, 2016 61 credits ~$1 billion commitments $668 million outstandings 3% of total loans New business in 2016 14 credits $310 million commitments $187 million outstandings 1% of total loans

40% 29% 60% 70% <1% 1% Dec 2015 Dec 2016 HIGH QUALITY SECURITIES ($ IN BILLIONS) 26 $4.47 $5.00 $5.59 $5.91 $6.05 2.97% 2.66% 2.63% 2.50% 2.38% 1.00% 2.00% 3.00% 4.00% 5.00% $- $0.01 .$0 2 . .3$0 .4 .$0 5 . .6$0 .7 .$0 8 .9 $0. .1 0$ .1 1.$ 2 .1 .3$ .41 .$ 5 .1 6 .$ .71 $ .8 .1 9$ . 2 0 .$ .12 .$ 2 .2 3 .$ .42 .$ 5 .2 6 $ .7 2. $ .82 .9$ .3 0 .$ .13 .$ 2 .3 3 .$ 4 .3 $ .5 3.6$ .73 .$ .83 .9$ .4 0 .$ 1 .4 .$ 2 .4 3 $ .4 4.$ .54 .6$ .74 .$ 8 .4 .9$ .5 0 .$ 1 .5 $ .2 5.3$ .45 .$ 5 .5 .6$ .75 .$ 8 .5 9 .$ .6 0 $ .1 6.$ 2 . 6 .3$ .46 .$ 5 . 2012 2013 2014 2015 2016 Average Balance Average Yield Investment Type Amortized Cost Fair Value Duration (Yrs) GNMA CMBS $2.06 $2.03 3.55 GNMA MBS & CMOs 2.12 2.09 4.95 Agency & Other MBS & CMOs 0.66 0.68 2.67 Municipals 1.15 1.14 5.95 Other1 0.01 0.01 Strategic Portfolio $6.00 $5.94 4.40 Membership Stock 0.14 0.14 Total Portfolio $6.14 $6.08 GNMA CMBS 34% GNMA CMOs 29% GNMA MBS 6% Municipals 19% Other MBS 10% Other CMOs 2% Other <1% Fair Value Composition Risk Weighting Profile Portfolio Detail as of December 31, 2016 Portfolio and Yield Trends 0% Risk Weighted Other 20% Risk Weighted 1 – Includes Corporate, Treasury, and all other

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	2011	2012	2013	2014	2015	2016
Federal Reserve efficiency ratio	73.66%	73.21%	71.14%	70.29%	69.96%	66.95%
Fully tax-equivalent adjustment	(1.71)	(1.59)	(1.45)	(1.35)	(1.41)	(1.29)
Other intangible amortization	(0.52)	(0.44)	(0.42)	(0.39)	(0.31)	(0.20)
Fully tax-equivalent efficiency ratio	71.43%	71.18%	69.27%	68.55%	68.24%	65.46%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Average Tangible Common Equity and Average Common Equity Tier 1 ($ in thousands)	2012	2013	2014	2015	2016
Average common equity	2,885,715	2,829,300	2,810,872	2,799,150	2,888,579
Average goodwill and other intangible assets, net	(946,602)	(942,472)	(938,472)	(982,454)	(988,406)
Average tangible common equity	1,939,113	1,886,828	1,872,400	1,816,696	1,900,173
Less: Accumulated other comprehensive income / loss	(69,675)	(2,712)	(1,651)	(9,059)	7,526
Less: Deferred tax assets / deferred tax liabilities, net	(31,014)	(5,745)	(140)	25,960	32,692
Average common equity Tier 1	1,838,424	1,878,371	1,870,609	1,833,597	1,940,391

Common Equity Tier 1 ($ in thousands)	2012	2013	2014	2015	2016
Common equity	$2,873,127	$2,829,428	$2,740,524	$2,815,867	$2,931,383
Goodwill and other intangible assets, net	(944,395)	(940,352)	(936,605)	(985,302)	(987,328)
Tangible common equity	1,928,732	1,889,076	1,803,919	1,830,565	1,944,055
Less: Accumulated other comprehensive income / loss	(48,603)	24,244	4,850	32,616	54,679
Less: Deferred tax assets / deferred tax liabilities, net	(4,595)	—	(437)	34,763	33,853
Common equity Tier 1	1,875,534	1,913,320	1,808,332	1,897,944	2,032,587

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